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                                                                   Exhibit 99.12


PROXY                                                                      PROXY

                     THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS
                             SEAGATE SOFTWARE, INC.
                      1999 SPECIAL MEETING OF STOCKHOLDERS
                                MAY 27, 1999

     The undersigned stockholder of SEAGATE SOFTWARE, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated April 22, 1999, and hereby appoints Stephen J. Luczo, Susan J. Wolfe and Ellen E. Chamberlain, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Special Meeting of Stockholders of SEAGATE SOFTWARE, INC., to be held on May 27, 1999, at 8:00 a.m., local time, at SEAGATE SOFTWARE, INC., 915 Disc Drive, Scotts Valley, California 95066 and at any adjournment or adjournments thereof, and to vote all shares of stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE CONTRIBUTION OF NETWORK & STORAGE MANAGEMENT GROUP TO VERITAS HOLDING CORPORATION, FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION, FOR THE AMENDMENT TO THE SEAGATE SOFTWARE 1998 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

                (Continued and to be signed on the other side.)
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                             SEAGATE SOFTWARE, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


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
1. ELECTION OF DIRECTORS:                                                   FOR    WITHHOLD   FOR ALL
   If you wish to withhold authority to vote for any Individual nominee,    ALL      ALL      EXCEPT
   strike a line through that nominee's name in the list below.             [ ]      [ ]        [ ]
   Nominees: Gary B. Filler, Gregory B. Kerfoot;
   Stephen J. Luczo; Lawrence Perlman and Donald L. Waite

2. TO APPROVE THE CONTRIBUTION OF NETWORK & STORAGE MANAGEMENT               FOR    AGAINST    ABSTAIN
   GROUP TO VERITAS HOLDING CORPORATION.                                     [ ]      [ ]        [ ]

3. TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE               FOR    AGAINST    ABSTAIN
   OF INCORPORATION.                                                         [ ]      [ ]        [ ]

4. TO APPROVE AN AMENDMENT TO THE SEAGATE SOFTWARE 1996 STOCK                FOR    AGAINST    ABSTAIN
   OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK              [ ]      [ ]        [ ]
   RESERVED FOR ISSUANCE THEREUNDER BY 4,000,000.

5. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT             FOR    AGAINST    ABSTAIN
   AUDITORS OF SEAGATE SOFTWARE FOR THE FISCAL YEAR ENDING JULY 2, 1999.     [ ]      [ ]        [ ]



                                                          And, in their discretion, upon such other matter or
                                                          matters which may properly come before the meeting
                                                          or any adjournment or adjournments thereof.

                                                          ---------------------------------------------------
                                                                                Signature

                                                          ---------------------------------------------------
                                                                     Signature (if held jointly)

                                                          Dated:                                       , 1999
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(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.
Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

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